EXHIBIT 24


                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     ALLAN M. DOYLE, JR. does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 15th day of February , 1994.



                                           /s/  Allan M. Doyle, Jr.
                                        _______________________________
                                             Allan M. Doyle, Jr.

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     JAMES H. KASSCHAU does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 15th day of February , 1994.



                                             /s/  James H. Kasschau
                                        ___________________________________
                                             James H. Kasschau

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     J. DOUGLAS MAXWELL, JR. does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 15th day of February , 1994.



                                          /s/   J. Douglas Maxwell, Jr.
                                        ________________________________
                                             J. Douglas Maxwell, Jr.

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     ROBERT N. PARKER does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 15th day of February , 1994.



                                          /s/  Robert N. Parker
                                        _______________________________
                                             Robert N. Parker

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     ERIC M. RUTTENBERG does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 15th day of February , 1994.



                                          /s/  Eric M. Ruttenberg
                                        _______________________________
                                             Eric M. Ruttenberg

                               POWER OF ATTORNEY





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned:

     GEORGE P. STEPHAN does hereby appoint and constitute Gideon Argov, Robert J. Cobuzzi and James A. Eder and each of them as his agent and attorney in fact to execute in his name, place and stead as director of Kollmorgen Corporation an Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto; and to file the same with the Securities and Exchange Commission. Each of the said attorneys shall have the power to act hereunder with or without the other.

     IN WITNESS WHEREOF, the undersigned has executed this form this 15th day of February , 1994.



                                          /s/  George P. Stephan
                                        _______________________________
                                             George P. Stephan